UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 11, 2023, Ameresco, Inc. (“Ameresco” or the “Company”) entered into an amendment (the “Amendment”) to its term loans and revolving credit facility with the lenders party thereto, BOFA Securities, Inc., Fifth Third Securities, Inc. and KeyBanc Capital Markets, Inc., as joint lead arrangers and bookrunners, Webster Bank N.A. as Co-Documentation Agent, and Bank of America, N.A., as Administrative Agent (“Credit Facility”). Among other things, the Amendment extends the maturity date of the remaining $65 million principal amount of the original $220 million delayed draw term loan A, such that $10 million is due on each of January 31, 2024, February 29, 2024, and March 31, 2024, and the remaining principal amount is due on April 15, 2024. If one of the Company's BESS projects with Southern California Edison Company, does not achieve substantial completion by January 31, 2024, the Amendment also adds a covenant requiring Ameresco in such case, to use commercially reasonable efforts assuming normal market conditions to raise and, by April 15, 2024, close on a minimum of $100 million equity or subordinated debt financing. The Company currently expects the project to be substantially complete in the next month. Net proceeds from such financing, if it occurs, would be required to be used to repay the delayed term loan A and pay down amounts borrowed under the revolving credit facility. If such covenant becomes applicable, it would fall away when the delayed draw term loan A is paid in full, if the Company has demonstrated a minimum liquidity of $75 million (comprising cash and cash equivalents and immediately available capacity under the revolving credit facility) on or prior to February 29, 2024.

The Amendment further amends the financial covenants related to the ratio of Total Funded Debt to EBITDA (each as defined in the Credit Facility) requiring the Company to maintain the ratio as follows: as of the end of each fiscal quarter (i) ending on December 31, 2023, not to exceed 3.75 to 1.00, and (ii) for any quarter ending thereafter, not to exceed 3.50 to 1.00.

The foregoing description of the Credit Facility, as amended, is not complete and is subject to and qualified in its entirety by reference to (i) the Credit Facility, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K dated March 4, 2022, (ii) the first, second and third amendments to the Credit Facility, copies of which are attached as Exhibit 10.1 and 10.3 to our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and March 31, 2023, respectively, and as Exhibit 10.1 to our Current Report on Form 8-K dated August 24, 2023, (iii) the Amendment, a copy of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The discussion in Item 1.01 is incorporated herein by reference.

Forward Looking Statements
Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for Ameresco, Inc., including statements about expected future financial results, the expected timeline of the SCE Project, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under signed contracts without delay and in accordance with their terms; demand for our energy efficiency and renewable energy solutions; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our ability to arrange financing to fund our operations and projects and to comply with covenants in our existing debt agreements; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy and the fiscal health of the government; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and cost of labor and equipment particularly given global supply chain challenges and global trade conflicts; our reliance on third parties for our construction and installation work; the addition of new customers or the loss of existing customers; the impact of macroeconomic challenges, weather related events and climate change on our business; global supply chain challenges, component shortages and inflationary pressures; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements included herein represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K

EXHIBIT INDEX
Exhibit No.	Description
10.1
Amendment No. 4 to Fifth Amended and Restated Credit Agreement dated as of December 11, 2023among Ameresco, Inc., certain of its subsidiaries, the lenders (as defined therein), and Bank of America, N.A. as administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
December 12, 2023	By:	/s/ Spencer Doran Hole
Spencer Doran Hole
Executive Vice President and Chief Financial Officer